EXHIBIT 12.(b)

FOREFRONT INCOME TRUST

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Forefront Income Trust (the "Fund" and the "Trust") on Form N-CSR for the period ended September 30, 2016 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Bradley Reifler, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: December 8, 2016	By:	/s/ Bradley Reifler Bradley Reifler President and Principal Executive Officer Forefront Income Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

FOREFRONT INCOME TRUST

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Forefront Income Trust (the "Fund" and the "Trust") on Form N-CSR for the period ended September 30, 2016, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, David Wasitowski, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: December 8, 2016	By:	/s/ David Wasitowski David Wasitowski Treasurer and Principal Financial Officer Forefront Income Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.